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                                                                 EXHIBIT 10.17




                                PROMISSORY NOTE

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Borrower: Littlefield, Adams & Company, A New Jersey   Lender: THE BANK OF FLOYD
          Corporation (TIN: 22-1469846)                        P.O. BOX 215
          6262 Executive Boulevard                             101 JACKSONVILLE CIRCLE
          Huber Heights, OH 45424                              FLOYD, VA 24091


Principal Amount: $142,634.32      Initial Rate: 9.250%      Date of Note: February 1, 1997
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PROMISE TO PAY.  Littlefield, Adams & Company, A New Jersey Corporation
("Borrower") promises to pay to THE BANK OF FLOYD ("Lender"), or order, in lawful money of the United States of America, the principal amount of One
Hundred Forty Two Thousand Six Hundred Thirty Four & 32/l00 Dollars
($142,634.32), together with interest on the unpaid principal balance from
February 1, 1997, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan on demand, or if no demand is made, in 30 payments of $5,188.41 each payment and an irregular last payment estimated at $5,188.44. Borrower's first payment is due March 1, 1997, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on September 1, 1999, and will be for all principal, accrued interest, and all other applicable fees, costs and charges, if any, not yet paid. Payments include principal and interest. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the WALL STREET JOURNAL PRIME RATE (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each year beginning August 29, 1997, and every year thereafter. The Index currently is 8.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.000 percentage point over the Index, resulting in an initial rate of 9.250% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $100.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

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02-01-1997                         PROMISSORY NOTE                       Page 2
Loan No 0105592300                    (Continued)


LATE CHARGE. If a payment is 7 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest.
This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (h) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, immediately due and payable, without notice, and then Borrower will pay that amount. Furthermore, subject to any limits under applicable law, upon default, Borrower also agrees to pay Lender's attorneys' fees, and all of Lender's other collection expenses, whether or not there is a lawsuit and including without limitation legal expenses for bankruptcy proceedings. This Note shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by a Security Agreement from Collegiate Pacific Company, an Iowa Corporation to The Bank of Floyd dated January 17, 1992 a Financing Statement from Collegiate Pacific Company, an Iowa Corporation filed January 27, 1992 at the State Corporation Commission as File Number 920131569 and also filed at the office of the Secretary of State of Iowa on January 30, 1992 as File Number K329339; a Security Agreement and Amendment of Financing Statement from Collegiate Pacific Company, an Iowa Corporation to The Bank of Floyd dated August 29, 1994; Security Agreement and Financing Statements from Littlefield, Adams & Company, A New Jersey Corporation to The Bank of Floyd dated February 1, 1997.

ASSUMPTION.  THIS NOTE MAY NOT BE ASSUMED.
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02-01-1997                        PROMISSORY NOTE                         Page 3
Loan No 0105592300                   (Continued)


SIGNATURES AND SEALS. In witness whereof, I have signed my name and affixed my seal.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Littlefield, Adams & Company, A New Jersey Corporation

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By:  /s/ David M. Simmonds        (SEAL)                    By: /s/ Stanley I. Halbreich      (SEAL)
     ----------------------------------------------             ---------------------------------------
     David M. Simmonds, Chairman, President and CEO             Stanley I. Halbreich, Treasurer and CEO

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By:  /s/ Warren L. Rawls          (SEAL)
     -----------------------------------------
     Warren L. Rawls, Secretary and Controllor



                 State of Ohio

                 County of Montgomery

                          On this 10th day of March, 1997, before me appeared
                 David M. Simmonds, Stanley I. Halbreich, and Warren L. Rawls and executed the foregoing document.


                                        /s/ Mary C. Burns

                                        ------------------
                                        Mary C. Burns
                                        Notary Public
                                                Mary C. Burns, Notary Public
                                                In and for the State of Ohio
                                                My Commission Expires Jan. 26,
                                                1998